UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2011
NVIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

	2701 San Tomas Expressway, Santa Clara, CA	95050
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On  August 11, 2011, NVIDIA Corporation issued a press release announcing its results for the three and six months ended July 31, 2011. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial information and commentary by Karen Burns, Vice President and Interim Chief Financial Officer of NVIDIA Corporation, regarding results of the quarter ended  July 31, 2011, or the CFO Commentary. The CFO Commentary will be posted to www.nvidia.com/ir immediately after the filing of this Current Report.

The press release and CFO Commentary are furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Current Report shall not be incorporated by reference in any filing with the U.S. Securities and Exchange Commission made by NVIDIA Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated August 11, 2011, entitled “NVIDIA Reports Financial Results for Second Quarter Fiscal Year 2012”
99.2	CFO Commentary on Second Quarter FY 2012 Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: August 11, 2011	By: /s/ Karen Burns
Karen Burns
Vice President and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated August 11, 2011, entitled “NVIDIA Reports Financial Results for Second Quarter Fiscal Year 2012”
99.2	CFO Commentary on Second Quarter FY 2012 Results